UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2015

KB HOME

(Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California		90024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 231-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 11, 2015, KB Home (the “Company”) announced preliminary quarter-to-date net order, net order value and community count information for its first fiscal quarter of 2015. The information in Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On February 11, 2015, the Company announced a public offering of $250 million in aggregate principal amount of senior notes.

On February 11, 2015, the Company announced that it priced its offering of $250 million in aggregate principal amount of 7.625% senior notes due 2023. The offering is expected to close on February 17, 2015, subject to customary closing conditions.

A copy of the press release dated February 11, 2015 announcing the senior notes offering is attached as Exhibit 99.2, and a copy of the press release dated February 11, 2015 announcing the pricing of the senior notes offering is attached as Exhibit 99.3. In connection with the pricing of the senior notes offering, a copy of the Underwriting Agreement dated February 11, 2015 is attached as Exhibit 1.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 11, 2015, relating to the Company’s 7.625% senior notes due 2023.

99.1	Press Release dated February 11, 2015 announcing preliminary quarter-to-date net order, net order value and community count information for the first fiscal quarter of 2015.

99.2	Press Release dated February 11, 2015 announcing the offering of senior notes.

99.3	Press Release dated February 11, 2015 announcing the pricing of the offering of 7.625 % senior notes due 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2015

KB Home

By:	/s/ JEFF J. KAMINSKI

Jeff J. Kaminski
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 11, 2015, relating to the Company’s 7.625% senior notes due 2023.

99.1	Press Release dated February 11, 2015 announcing preliminary quarter-to-date net order, net order value and community count information for the first fiscal quarter of 2015.

99.2	Press Release dated February 11, 2015 announcing the offering of senior notes.

99.3	Press Release dated February 11, 2015 announcing the pricing of the offering of 7.625% senior notes due 2023.